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                                                                    Exhibit 99.6

                       Ryder Vehicle Lease Trust 2001-A

                   Summary of Quarterly Reports to Investors
                   -----------------------------------------
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     The undersigned officer certifies on behalf of Ryder Truck Rental, Inc., as
     Administrative Agent under the Administration Agreement among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder
     Truck Rental, Inc., dated as of February 1, 2001, as supplemented by that certain 2001-A Administration Supplement dated as of February 1, 2001, that the following is an accurate summary of information set forth in quarterly reports to investors that have been supplied with respect to periods in the 12 months ended January 31, 2002, pursuant to Sections 8.03 and 8.04(e) of the Indenture, dated as of February 1, 2001 (the "Indenture"), between
     Ryder Vehicle Lease Trust 2001-A, as Issuer, and U.S. Bank National Association, as Trustee, and Section 5.02 of the Amended and Restated Trust Agreement, dated as of February 1, 2001, between Chase Manhattan Bank USA, National Association, as Owner Trustee and Ryder Funding II LP. Capitalized terms used in this Certificate have been defined in the Indenture.

(i)  SUBI Collections for the Collection Period February 01,
     2001 through January 31, 2002                                         $107,845,956.51

     Amounts allocable to the 99% 2001-A  SUBI Certificate                 $106,767,496.94

     Amounts allocable to the 1% 2001-A  SUBI Certificate                  $  1,078,459.57

(ii) Available Funds
          (i)       99% of SUBI Collections                                $106,767,496.94
         (ii)       Advances                                               $    144,247.78
        (iii)       99% of the Residual Value Surplus Draw Amount          $          0.00
         (iv)       The Optional Purchase Price                            $          0.00

(iii) Interest accrued on the Class A Notes during the Accrual Period
                    Class A-1                                                                                      $     718,884.38
                      Dollar Amount per $1,000 of original principal balance                                       $          17.91
                    Class A-2                                                                                      $   4,531,042.17
                      Dollar Amount per $1,000 of original principal balance                                       $          46.71
                    Class A-3                                                                                      $   3,956,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $          52.75
                    Class A-4                                                                                      $   5,218,671.11
                      Dollar Amount per $1,000 of original principal balance                                       $          55.52
                    Class A-5                                                                                      $   6,116,220.91
                      Dollar Amount per $1,000 of original principal balance                                       $          58.96

(iv)  Interest accrued on the Subordinated Notes during the Accrual Period                                         $   1,220,303.10
                      Dollar Amount per $1,000 of original principal balance of the                                $          64.50
                      Subordinated Notes

(v)   Interest on the Aggregate Certificate Balance of the Trust Certificates during the Accrual Period            $  1,077,537.00

                    Transferor Trust Certificate Amount                                                            $     10,775.37
                      Dollar Amount per $1,000 of original principal balance of the Transferor                     $         64.50
                      Trust Certificate

                    Other Trust Certificates Amount                                                                $  1,066,761.63
                      Dollar Amount per $1,000 of original principal balance of the Other                          $         64.50
                      Trust Certificates

(vi)  Outstanding Amounts as of the day immediately preceding the Payment Date
                   Class A Notes
                    Class A-1                                                                                      $ 40,133,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Class A-2                                                                                      $ 97,000,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Class A-3                                                                                      $ 75,000,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Class A-4                                                                                      $ 94,000,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Class A-5                                                                                      $103,739,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Subordinated Notes                                                                             $ 18,919,427.88
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00
                    Aggregate Certificate Balance of the Trust Certificates                                        $ 16,706,000.00
                      Dollar Amount per $1,000 of original principal balance                                       $      1,000.00

(vii)  SUBI Collections
                    Deposited into the Note Distribution Account                                        $20,540,818.57
                    Class A-1                                                                           $   718,884.38
                    Class A-2                                                                           $ 4,531,042.17
                    Class A-3                                                                           $ 3,956,000.00
                    Class A-4                                                                           $ 5,218,671.11
                    Class A-5                                                                           $ 6,116,220.91
                    Deposited into the Certificate Distribution Account                                 $ 1,077,537.00


(viii)      (A)     Reserve Fund Balance as of the previous Payment Date                                $14,478,666.41
                    Reserve Fund Requirement (constant)                                                 $14,478,666.41
                    Reserve Fund at the beginning of the Collection Period                              $14,478,666.41
                    Reserve Fund at the end of the Collection Period                                    $14,478,666.41
            (B)     Reserve Fund Deposit Amount (Sub Note                                               $ 2,110,388.16
                         Interest/Principal & Bank Interest)
            (C)     Reserve Fund Draw Amount                                                            $ 1,885,319.62
            (D)     Reserve Fund Balance after all withdrawals and deposits in respect of the           $14,478,666.41
                    Payment Date
            (E)     Change in the Reserve Fund Balance from the prior Payment Date                      $         0.00

(ix)   Class A Notes Distribution Amount
                    Class A-1                                                                           $40,851,884.38
                         Dollar Amount per $1,000 of original principal balance                         $     1,017.91
                    Class A-1 Portion Allocable to Interest                                             $   718,884.38
                         Dollar Amount per $1,000 of original principal balance                         $        17.91
                    Class A-2                                                                           $43,431,692.71
                         Dollar Amount per $1,000 of original principal balance                         $       447.75
                    Class A-2 Portion Allocable to Interest                                             $ 4,531,042.17
                         Dollar Amount per $1,000 of original principal balance                         $        46.71
                    Class A-3                                                                           $ 3,956,000.00
                         Dollar Amount per $1,000 of original principal balance                         $        52.75
                    Class A-3 Portion Allocable to Interest                                             $ 3,956,000.00
                         Dollar Amount per $1,000 of original principal balance                         $        52.75
                    Class A-4                                                                           $ 5,218,671.11
                         Dollar Amount per $1,000 of original principal balance                         $        55.52
                    Class A-4 Portion Allocable to Interest                                             $ 5,218,671.11
                         Dollar Amount per $1,000 of original principal balance                         $        55.52
                    Class A-5                                                                           $ 6,116,220.91
                         Dollar Amount per $1,000 of original principal balance                         $        58.96
                    Class A-5 Portion Allocable to Interest                                             $ 6,116,220.91
                         Dollar Amount per $1,000 of original principal balance                         $        58.96

               Certificate Distribution Amount                                                                      $ 1,077,537.00
                                    Dollar Amount per $1,000 of original principal balance                          $        64.50
                                 Portion Allocable to Interest                                                      $ 1,077,537.00
                                    Dollar Amount per $1,000 of original principal balance                          $        64.50

      (x)      Principal Distributable Amount
                                 Class A Notes
                                  Class A-1                                                                         $40,133,000.00
                                    Dollar Amount per $1,000 of original principal balance                          $     1,000.00
                                  Class A-2                                                                         $38,900,650.54
                                    Dollar Amount per $1,000 of original principal balance                          $       401.04
                                  Class A-3                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                  Class A-4                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                  Class A-5                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                 Subordinated Notes                                                                 $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                 Trust Certificates                                                                 $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
               Optimal Principal Distributable Amount
                                 Class A Notes
                                  Class A-1                                                                         $40,133,000.00
                                    Dollar Amount per $1,000 of original principal balance                          $     1,000.00
                                  Class A-2                                                                         $38,900,650.54
                                    Dollar Amount per $1,000 of original principal balance                          $       401.04
                                  Class A-3                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                  Class A-4                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                  Class A-5                                                                         $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                 Subordinated Notes                                                                 $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00
                                 Trust Certificates                                                                 $         0.00
                                    Dollar Amount per $1,000 of original principal balance                          $         0.00

               Principal Shortfall Amount
                                 Class A Notes
                                  Class A-1                                                                             $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                  Class A-2                                                                             $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                  Class A-3                                                                             $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                  Class A-4                                                                             $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                  Class A-5                                                                             $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                 Subordinated Notes                                                                     $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00
                                 Trust Certificates                                                                     $     0.00
                                    Dollar Amount per $1,000 of original principal balance                              $     0.00


       (xi)    Class A-1 Note Factor                                                                                     0.0000000
               Class A-2 Note Factor                                                                                     0.5989624
               Class A-3 Note Factor                                                                                     1.0000000
               Class A-4 Note Factor                                                                                     1.0000000
               Class A-5 Note Factor                                                                                     1.0000000
               Subordinated Note Factor                                                                                  1.0000000
               Certificate Factor (does not include Transferor Trust Certificate)                                        1.0000000

      (xii)    Residual Value Losses for the immediately preceding Collection Period                                    $22,754.14
               Residual Value Surplus for the immediately preceding Collection Period                                   $     0.00
               Amount on Deposit in the Residual Value Surplus Account                                                  $     0.00
               Residual Value Surplus Draw Amount included in Available Funds                                           $     0.00
               Residual Value Surplus Draw Amount                                                                       $     0.00

     (xiii)    Special Event Purchases during the Collection Period                                                     $     0.00
               Aggregate Securitization Value (as of the Cutoff Date or during the related Calendar Year, as            $     0.00
                  applicable) of Special Event Purchases made year-to-date

      (xiv)    Sales Proceeds Advances included in Available Funds                                                      $88,800.71
               Financial Component Advances included in Available Funds                                                 $65,429.55

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
      (xv)     Payment Date Advance Reimbursement for the Accrual Period
                         For Credit Losses                                                                           $    9,982.48
                         For Sales Proceeds Advances Outstanding for 9 or more months                                $        0.00

     (xvi)     Amounts released to the Transferor
                         As Subordinated Noteholder                                                                  $1,220,303.10
                         As Holder of the Transferor Trust Certificate                                               $1,827,328.62


    (xvii)     Administration Fee for the Collection Period                                                          $4,102,191.95
               Any unpaid fees in respect of one or more prior Collection Periods                                    $        0.00

   (xviii)     Retained SUBI Certificate Distribution Amount                                                         $1,037,023.28
               Retained SUBI Certificate Amount                                                                      $1,078,459.57
               Retained Administration Fee for the Collection Period                                                 $   41,436.28

     (xix)     Net Investment Earnings on the SUBI Collection Account and the                                        $  446,394.32
                    Residual Value Surplus Account

      (xx)     Net Investment Earnings on the Reserve Fund                                                           $  443,690.74

     (xxi)     Amount distributable to the Transferor from the Residual Value Surplus Account                        $        0.00

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on April 17, 2002.

     Ryder Truck Rental, Inc. as Administrative Agent



     By                  /s/ W. Daniel Susik
                     -----------------------
                          W. Daniel Susik
                Senior Vice President & Treasurer
                      Ryder Truck Rental, Inc.
        (Duly Authorized Officer of the Administrative Agent)